CNO Financial Group: An Overview
September 13, 2011
Exhibit 99.1

CNO Financial Group

CNO Financial Group

Non-GAAP Measures
This presentation contains the following financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP):
operating earnings measures; earnings before net realized investment gains (losses) and corporate interest and taxes; and debt to capital ratios, excluding accumulated other comprehensive income (loss). Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix.
While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures.
Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors - SEC
Filings” section of CNO’s website, www.CNOinc.com.

CNO Financial Group

The Company: CNO Financial Group
▪ Focused on serving the protection needs of the fast-growing but underserved middle income and senior markets
▪ Products include supplemental health, Medicare supplement, life, annuity and long-term care
▪ Products sold through efficient, growing distribution channels:
 – Bankers Life: strong career agent franchise
 – Washington National: wholly-owned distributor (PMA) and independent agents
 – Colonial Penn: direct distribution platform
▪ Centralized services operation to add value to all units
▪ Over 3.9 million policies in force

CNO Financial Group

Value Through Growth and Execution
The Opportunity: Rapidly Growing, Underserved Market
▪ Our focus is meeting the needs of fast-growing senior market
▪ Attractive demographics: Baby Boomers reaching retirement age
 – The first of Boomer population becoming Medicare-eligible this year
 – In twenty years, percentage of population 65 years old and older is projected to increase by 50%
 – Financial downturn underscored importance of risk management and guaranteed products
The senior middle income market is attractive; we know it well, pursue it full time, and we represent a pure play in this market

BANKERS LIFE AND CASUALTY COMPANY
For the life of your retirement

Washington National INSURANCE COMPANY

COLONIAL PENN

CNO Financial Group

Broad Distribution Reach
• Focused on middle-income
 working Americans in Worksite
 and Individual markets with
 supplemental health and life
 insurance products
• Serving approximately 1 million
 policyholders and over 20,000
 groups; e.g. small business,
 education, government, and
 healthcare
• Distribution through over 2,000
 independent agents in 2 sales
 channels; PMA (a wholly-owned
 distributor) and WNIC
 Independent.
• Focused on lower middle-income
 retirees with simple, low-cost life
 insurance products
• Direct response model with media
 and mail-based lead generation
 with robust telemarketing support
Career
Direct
PMA/Independent
• Focused on middle-income senior
 market with Medicare supplement,
 life, annuity, LTC, Medicare Part D
 and Medicare Advantage products
• “Kitchen-table” sales model
 through over 5,000 career agents
 and sales managers; grown
 producers by 28% since 2004
• 240+ locations nationwide

- Increased longevity
- Medicare Supplement
- Independents

CNO Financial Group

• Fixed and Fixed-Index
 Life and Annuity
 Products
• Long-Term Care
• Whole and Universal
 life products
• Final expense
• Supplemental Health
CNO can access
consumers across
multiple channels
• With an Agent (Retail)
 • Bankers
 • Washington National
 • PMA (CNO-owned)
• Without an Agent (Direct)
 • Colonial Penn
• At Work (Worksite Marketing)
 • PMA Worksite Division
 • Washington National -
 Independents
• Rising medical costs
• Decline of societal safety
 nets (government and
 employer)
• Greater awareness of need
 for retirement planning
CNO has expertise
across important middle
-market products
Strong trends are driving
middle-market consumers
CNO: The right products and the right channels for
today’s middle-market consumer

Few competitors in our target space

Relative company size based on total admitted assets as of 12/31/10

More Affluent
Less Affluent
Customers
Protection Product
Products
Asset Accumulation
Mass Mutual
LNC
PNX
NM
SFG
MET
ManuLife
HIG
KCLI
GAFRI
AIG
DFG
PRU
Guardian
NYL
PL
PFG
UNM
SYA
GNW
Mut. Of Omaha
AEL
Aviva USA
PLFE
WNIC
BLC
AFL
Gerber Life
CNO
TMK
PRI
CPL

CNO Financial Group

CNO Financial Group

Q4 2008
Separation
of Closed
Block LTC
business
Q4 2006
VNB
 introduced
2007/2008
CIG sales &
marketing
rightsizing -
$6 million
annual
expense
reduction
2008
Excess Chicago
space vacated -
$5 million
annual expense
save
Q4 2007
Recapture of
Colonial Penn
Life Block
Q3 2007
Sale of $3
billion
annuity block
Q3 2007
Completed
consolidation
of shared
services in
Carmel, Sale of
excess space in
Carmel
Q1 2009
Renegotiated
credit facility
to loosen
covenants
Q1 2007
Expanded
Annual
Incentive Plan
participation;
increased
weight on
shareholder
value
Q3 2009
Reinsurance
of CIG Life
policies to
Wilton Re
Q4 2010
Refinanced
$650 million
of debt
Q4 2009
Reinsurance of
Bankers Life
policies to
Wilton Re
Q4 2009
Refinanced
convertible
debentures
putable in Sept
2010; issued
new equity;
paid down Sr.
Credit Facility
Q4 2009
Renegotiated
Senior Credit
Facility to
loosen
covenants
Q4 2009
Achieved RBC
in excess of
300%
Q1 2011
Pre-paid $50
million on
Senior Credit
Facility
Q2 2011
Amended Senior
Credit Facility to
allow for more
flexibility &
reduced rate
125bps
Q2 2011
Began buying
back stock
under $100
million share
repurchase
plan, and made
commensurate
prepayment of
$16.2 million
on the Senior
Credit Facility
CNO - Timeline of Management Actions

CNO Financial Group

Results Demonstrate CNO’s potential
* Risk-Based Capital (“RBC”) requirements provide a tool for insurance regulators to determine the levels of statutory capital and surplus an insurer must maintain in relation to its insurance and investment risks. The RBC ratio is the ratio of the statutory consolidated adjusted capital of our insurance subsidiaries to RBC.
** As defined in our Senior Secured Credit Agreement. See appendix for reconciliation to GAAP measure.
*** Refer to appendix for more information regarding this non-GAAP measure
▪ 2Q2011 marks tenth consecutive quarter of GAAP net income

▪ Statutory Operating Earnings (net of tax):
 – $180.1 million for the first half of 2011
 – Up 111% over 1H2010
▪ Financial strength as of 6/30/2011:
 – Consolidated RBC* at 351%
 – Liquidity at the holding company of $234 million
 – Debt to total capitalization** at 18.7%
▪ Continued focus on profitable growth
 – 2010 EBIT*** up 7% over 2009
 – 1H2011 EBIT up 24% over 1H2010
▪ Results recognized with credit rating upgrades from four rating agencies

2Q10
318%
3Q10
320%
4Q10
332%
1Q11
341%
2Q11
351%

2Q10
$129.9
3Q10
$190.1
4Q10
$161.1
1Q11
$169.0
2Q11
$234.0

CNO Financial Group

Excess Capital
Consolidated RBC Ratio
Liquidity
($ millions)
Approximately $241 million in excess
of management target
$134 million in excess of
management target
Management Target = 300%
Management Target = $100
Approximately $375 million total excess capital as of 6/30/11

Statutory Earnings Power

($ millions)
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
$406.6
$137.1
$269.5
$411.6
$132.4
$279.2
$500.2
$135.6
$364.6
2009
2010
LTM as of 6/30/2011
Pre-Tax Operating Income
Fees and Interest to Holding Company

CNO Financial Group

CNO Financial Group

Excess Capital Utilization Opportunities
▪ Debt Prepayment

▪ Share Buybacks

▪ Investing in Business for Additional Growth
 – Growth and expansion of distribution channels
 – New COO role to leverage organic growth opportunities
 – Recapture reinsurance blocks
▪ Build Holding Company Investment Portfolio
 – Utilize non-life operating loss carryforward

CNO Financial Group

Share Repurchase & Debt Prepayment
▪ 2Q Activity
 – Purchased 2.2 million shares during 2Q 2011 for $16.2 million
 – Average cost per share of $7.35
 – 0.9% of outstanding shares at March 31, 2011
 – Principal prepayment of $16.2 million made on Senior Secured Credit Facility on June 30, 2011
 • Payment reduced scheduled principal amount due on September 30, 2016
 – Resulted in a 0.2% decrease in debt to total capital as defined in our Senior Secured Credit
 Agreement
▪ 3Q Activity
 – Through August 26, 2011, purchased 3.7 million shares for $22.9 million
 – Average cost per share of $6.22
 – 1.5% of outstanding shares at June 30,2011
 – Proforma debt to total capital as (defined in our Senior Secured Credit Agreement) at June 30,
 2011 would reduce to 18.5% from 18.7%
 – A principal prepayment will be made at the end of the third quarter of the same amount as the share repurchases in the quarter
Next scheduled principal payment under the facility of $10 million is not due until September 30, 2012

Cash &
Money
Market
$25
Fixed Income
(net)
$75
Alternatives &
Equities
(Balance)

CNO Financial Group

Holding Company Investments at 6/30/11
($ millions)
Cash and Money Market	$130.9
Fixed Income (net)	17.6
Equities	12.9
Alternatives*	72.6
TOTAL	$234.0
Target Allocation
Current Investments
* Includes $25 Paulson investment made 7/1/2011; excluded
 from cash and money market

$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
Gross $652.9
Net $652.9
Gross $874.7
Net $157.7
Valuation Allowance $717.0
Gross $346.0
Valuation Allowance $346.0
Life
Non-Life
Capital
Valuation Allowance for Loss Carryforwards
Net Loss Carryforwards in Deferred Tax Asset
$1,873.6
(1,063.0)
$810.6

CNO Financial Group

GAAP Balances for Deferred Tax Asset as of 6/30/11:
Loss Carryforwards - Gross1 vs. Net2
($ millions)
1. Gross loss carryforward equals the total life (including state operating loss carryforwards), non-life, and capital loss carryforwards multiplied by a 35% tax rate
2. Net loss carryforward equals the gross loss carryforward net of the allowance
Totals
Gross Loss Carryforwards
Net Loss Carryforwards
Valuation Allowance
Valuation Allowance Analysis:
• June 30, 2011 - Considers the
cumulative losses we have incurred
over the last 3 years
• September 30, 2011 - We expect to
no longer be in a 3 year cumulative
loss position

Pre/After Tax GAAP Operating Income

($ millions)

$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$252.3
$87.7
$164.6
$281.6
$99.7
$181.9
$321.7
$113.5
$208.2
2009
2010
LTM as of 6/30/2011
Net Operating Income
Tax Expense on Operating Income

CNO Financial Group

$14,503.8
$4,070.7
$971.4
$9,254.6
$1,543.3
$16,150.0
$4,033.7
$999.3
$8,999.5
$1,717.1
$16,634.2
$3,993.7
$1,024.8
$9,009.1
$1,734.8
2009
2010
2Q2011
Corporate
OCB
Colonial Penn
Washington National
Bankers Life

CNO Financial Group

Growth in Business
($ millions)
$30,343.8
$31,899.6
$32,396.6
Total assets continue to grow with a CAGR of 4.5% since 12/31/2009

CNO Financial Group

Summary
▪ Core business continues to perform well
 – Solid, stable, growing earnings
 – Key measures of financial strength continue to improve
▪ CEO transition and new COO role
▪ Capital generation creates unique opportunities
 – Generating significant amounts of excess capital
 – Moving more excess capital to holding company to generate more non-life income and utilize operating loss carryforwards
 – Repurchased 5.9 million shares as of August 26, 2011 for an aggregate purchase price of $39.1 million
 • Made related debt prepayment of $16.2 million at the end of 2Q and will be making a prepayment for the 3Q activity on September 30, 2011
▪ Continue emphasis on profitable organic growth
 – 2011 first year baby boomers begin turning 65
 – Adding 15 new locations for Bankers Life in 2011
 – Created COO role to focus on growth initiatives

Questions and Answers

Appendix

Certain Non-GAAP Financial Measures

CNO Financial Group

The following provides additional information regarding certain non-GAAP measures used in this presentation. A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the
“Investor - SEC Filings” section of our website, www.CNOinc.com.
Operating earnings measures
Management believes that an analysis of net income applicable to common stock before discontinued
operations, loss on extinguishment or modification of debt, net realized gains or losses and increases to our valuation allowance for deferred tax assets (“net operating income,” a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because discontinued operations, loss on extinguishment or modification of debt, realized investment gains or losses and increases to our valuation allowance for deferred tax assets are unrelated to the Company’s continuing operations.
Information Related to Certain Non-GAAP Financial Measures

Six Months Ended June 30, 2011	Six Months Ended June 30, 2010	Year Ended December 31, 2010	Year Ended December 31, 2009
Bankers Life	$ 148.6	$ 117.2	$ 284.1	$ 278.0
Washington National	47.9	48.7	104.6	110.9
Colonial Penn	13.0	12.9	26.5	29.4
Other CNO Business	11.9	6.9	(11.5)	(43.6)
Corporate operations, excluding interest expense	(11.8)	(16.8)	(42.8)	(37.7)
Total EBIT	209.6	168.9	360.9	337.0
Corporate interest expense	(39.9)	(39.3)	(79.3)	(84.7)
Income before net realized investment gains (losses) and taxes	169.7	129.6	281.6	252.3
Tax expense on period income	60.3	46.5	99.7	87.7
Net operating income	109.4	83.1	181.9	164.6
Loss on extinguishment or modification of debt, net of income taxes	(1.3)	(1.8)	(4.4)	(14.4)
Net realized investment gains (losses)	5.3	(14.3)	12.1	(41.5)
Net income before valuation allowance for deferred tax assets	113.4	67.0	189.6	108.7
(Increase) decrease in valuation allowance for deferred tax assets	-	-	95.0	(23.0)
Net income	$ 113.4	$ 67.0	$ 284.6	$ 85.7

CNO Financial Group

Information Related to Certain Non-GAAP Financial Measures
A reconciliation of earnings before net realized investment gains (losses), corporate interest, loss on extinguishment or modification of debt and taxes (“EBIT”) to net income is as follows (dollars in millions):

2Q11
Corporate notes payable	$ 934.5
Total shareholders' equity	4,563.2
Total capital	5,497.7
Corporate debt to capital	17.0%

Corporate notes payable	$ 934.5
Add unamortized discount on debt	17.3
Par value of notes payable	951.8
Interest payable and other items	14.2
Debt as adjusted	966.0
Total shareholders' equity	4,563.2
Less accumulated other comprehensive income	(372.7)
Total capital	$ 5,156.5
Debt to total capital ratio, as defined in our Senior Secured Credit Agreement (a non-GAAP financial measure)	18.7%

CNO Financial Group

Information Related to Certain Non-GAAP Financial Measures
A reconciliation of the debt to capital ratio to debt to capital, as defined in our Senior Secured Agreement is as follows (dollars in millions)
Debt to capital ratio, excluding accumulated other comprehensive income (loss)
This non-GAAP financial measure differs from the debt to capital ratio because accumulated other comprehensive (income) loss has been excluded from the value of capital used to determine this measure. In addition, debt is defined as par value plus accrued interest and certain other items. Management believes this non-GAAP financial measure is useful as the level of such ratio impacts certain provisions in our Senior
Secured Credit Agreement.